SUB-MANAGEMENT AGREEMENT

      This Sub-Management Agreement ("Agreement") is made as of December __, 1999, between LMM LLC ("LMM"), a Delaware limited liability company, and Legg Mason Fund Adviser, Inc. ("Fund Adviser"), a Maryland corporation;

      WHEREAS, LMM acts as the investment adviser and administrator of Legg Mason Opportunity Trust ("Fund"), pursuant to a Management Agreement dated December __, 1999 ("Management Agreement");

      WHEREAS, the Fund is a portfolio represented by a separate series of shares of Legg Mason Investment Trust, Inc. ("Corporation"), which is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, LMM desires to retain Fund Adviser to provide certain advisory, administrative and other services for the Fund and Fund Adviser is willing to provide such services;

      NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:

      1.  Appointment.
          -----------

      LMM hereby appoints Fund Adviser for the term of this Agreement to perform the services described herein for the Fund. Fund Adviser hereby accepts such appointment and agrees to perform the duties hereinafter set forth.

      2. Representations and Warranties of LMM.
         -------------------------------------

      LMM hereby represents and warrants to Fund Adviser, which representations and warranties shall be deemed to be continuing, that:

      (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

      (b) This Agreement has been duly authorized, executed and delivered by LMM in accordance with all requisite action and constitutes a valid and legally binding obligation of LMM, enforceable in accordance with its terms;

      (c) It has been duly authorized by the Corporation to appoint Fund Adviser to perform the services described in this Agreement; and

      (d) It is conducting its business in compliance with all applicable laws and regulations, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and no provision of its charter or bylaws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement.

      3.  Representations and Warranties of Fund Adviser.
          ----------------------------------------------

      Fund Adviser hereby represents and warrants to LMM, which representations and warranties shall be deemed to be continuing, that:

      (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

      (b) This Agreement has been duly authorized, executed and delivered by Fund Adviser in accordance with all requisite action and constitutes a valid and legally binding obligation of Fund Adviser, enforceable in accordance with its terms; and

      (c) It is conducting its business in compliance with all applicable laws and regulations and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted; there is no statute, regulation, rule, order or judgment binding on it and no provision of its charter or bylaws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property which would prohibit its execution or performance of this Agreement.

      4.  Delivery of Documents.
          ---------------------

      LMM will promptly deliver to Fund Adviser true and correct copies of each of the following documents as currently in effect and will promptly deliver to it all future amendments and supplements thereto, if any:

      (a)   The Corporation's Articles of Incorporation ("Articles");

      (b)   The Corporation's bylaws (the "Bylaws");

      (c)  Resolutions  of  the  Corporation's   board  of  directors  ("Board")
authorizing the execution, delivery and performance of this Agreement by LMM;

      (d) The Corporation's registration statement most recently filed with the Securities and Exchange Commission ("SEC") relating to the shares of the Fund ("Registration Statement"), including the Corporation's Prospectus and Statement of Additional Information pertaining to the Fund (collectively, the "Prospectus"); and

      (e) Annual and semiannual reports to the shareholders of each class of Fund shares.

      LMM will furnish Fund Adviser from time to time with copies of all amendments of or supplements to the foregoing.


      5.  Advisory Duties and Obligations of Fund Adviser.
          -----------------------------------------------

       (a) Subject to the supervision of the Corporation's Board of Directors and LMM, the provisions of the Corporation's Articles of Incorporation and Bylaws, the 1940 Act, the applicable rules and regulations of the SEC, and other applicable federal and state law, as well as the investment goals, policies and limitations of the Fund, Fund Adviser shall: regularly provide investment research, advice, management and supervision; otherwise assist in determining from time to time what securities will be purchased, retained or sold by the Fund; and shall implement decisions to purchase, retain or sell securities made on behalf of the Fund. Fund Adviser will place orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers Fund Adviser will attempt to obtain the best net price and the most favorable execution of its orders; however, Fund Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Fund with research, analysis, advice and similar services, and Fund Adviser may pay to these brokers, in return for research and analysis, a higher commission or spread than may be charged by other brokers. Nothing herein prevents Fund Adviser from accepting instructions for the placing of brokerage. Fund Adviser shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, and shall perform such other functions of management and supervision as may be directed by the Board of Directors of the Corporation and LMM.

      (b) The Fund hereby authorizes any entity or person associated with Fund Adviser which is a member of a national securities exchange to effect or execute any transaction on the exchange for the account of the Corporation which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule
11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).


      6.  Administrative Duties and Obligations of Fund Adviser.
          -----------------------------------------------------

      (a) Fund Adviser, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment, all personnel, and all services reasonably necessary for the operation of the Fund.

      (b) Fund Adviser, at its expense, shall supervise all aspects of the operations of the Corporation and the Fund including provision and coordination of transfer agency, custodial services, accounting services (including overseeing the calculation of the net asset value of the Fund's shares), corporate secretarial services, legal services, and auditing services subject to the Board's and LMM's oversight.

      (c) Fund Adviser, at its expense, shall assure the maintenance of all books and records with respect to the Fund's securities transactions and the keeping of the Fund's books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Fund Adviser hereby agrees: that any records which it maintains for or on behalf of the Fund are the property of the Fund; that such records will be available upon the request of the Corporation and/or the Fund for inspection, copying and use by the Corporation and/or the Fund; and to surrender promptly to the Fund any of such records upon the Fund's request. Fund Adviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. Upon termination of this Agreement, Fund Adviser will promptly surrender all such records to the Fund or such person as the Fund and/or the Corporation may designate.

      (d) Fund Adviser, at its expense, shall supply the Board of Directors, officers of the Corporation, and officers of LMM with all statistical information and analyses and reports reasonably required by them and reasonably available to Fund Adviser.

      (e) The Manager will supervise the preparation, filing, and dissemination of required tax returns, applications, disclosures, and reports with relevant regulatory authorities including the SEC and state blue sky authorities.

      (f) Fund Adviser shall authorize and permit any of its directors, officers and employees, who may be elected as directors or officers of the Fund, to serve in the capacities in which they are elected.

       (g) LMM shall use its best efforts to cause its and the Corporation's officers, advisers, sponsor, distributor, legal counsel, independent accountants, and transfer agent to cooperate with Fund Adviser and to provide Fund Adviser, upon request, with such information, documents and advice relating to the Corporation or the Fund as is within the possession or knowledge of such persons, in order to enable Fund Adviser to perform its duties hereunder.

      7.  Services Not Exclusive.
          ----------------------

      Fund Adviser's services hereunder are not deemed to be exclusive, and Fund Adviser shall be free to render similar services to others. Nothing herein contained shall be deemed to limit or restrict the right of Fund Adviser, any affiliate of Fund Adviser, or any employee of Fund Adviser or its affiliate to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

      8.  Compensation.
          ------------

      For the services that Fund Adviser renders to LMM and the Fund under this Agreement, LMM will pay Fund Adviser a fee, computed daily and paid monthly, at an annual rate equal to ten one-hundredths of one (0.10) percent of the average daily net assets of the Fund up to $100 million and at an annual rate equal to five one-hundredths of one (0.05) percent of the average daily net assets of the

Fund in excess of $100 million. Fees due to Fund Adviser hereunder shall be paid promptly to Fund Adviser by LMM. If this Agreement is terminated as of any date not the last day of a calendar month, a final fee shall be paid promptly after the date of termination and shall be based on the percentage of days of the month during which the contract was still in effect.

      9.  Allocation of Expenses.
          ----------------------

      Except as otherwise provided herein, all costs and expenses arising or incurred in connection with the performance of this Agreement shall not be paid by Fund Adviser, including but not limited to, organizational costs and costs of maintaining the Fund's existence, taxes, interest, brokerage fees and commissions, the Fund's insurance premiums, compensation and expenses of the Corporation's directors, officers or employees, the Fund's legal, accounting and audit expenses, management, advisory, administration and shareholder servicing fees, charges of custodians, transfer and dividend disbursing agents, expenses (including clerical expenses) incident to the issuance, redemption or repurchase of Fund shares, fees and expenses incident to the registration or qualification of the Corporation or the Fund's shares under the securities laws of any jurisdiction, costs (including printing and mailing costs) of preparing and distributing the Fund's Prospectus, reports, notices and proxy material to Fund shareholders, all expenses incidental to holding meetings of the Board and Fund shareholders, and extraordinary expenses as may arise, including litigation affecting the Corporation or the Fund and legal obligations relating thereto for which the Corporation may have to indemnify its directors and officers.

      10. Indemnification.
          ---------------

      (a) LMM agrees to indemnify and hold harmless Fund Adviser from and against any costs, losses, expenses, damages, liabilities or claims (including reasonable attorneys' and accountants' fees) ("Losses") which are sustained or incurred or which may be asserted against Fund Adviser by reason of any action taken or omitted to be taken by Fund Adviser in good faith hereunder in reliance upon (i) the Registration Statement or Prospectus, (ii) any instructions of an officer of LMM or the Corporation, or (iii) any opinion of legal counsel for LMM or the Corporation, or arising out of transactions or other activities of LMM, the Corporation or the Fund which occurred prior to the commencement of this Agreement; provided, that Fund Adviser shall not be indemnified for Losses arising out of any errors in the Prospectus or Registration Statement caused by information provided or omitted by Fund Adviser, or Losses arising out of Fund Adviser's gross negligence, bad faith, or willful misconduct or Fund Adviser's breach of this Agreement. LMM also agrees to indemnify and hold harmless Fund Adviser from and against any and all Losses which are sustained or incurred or which may be asserted against Fund Adviser by reason of or as a result of LMM's gross negligence, bad faith, or willful misconduct or its reckless disregard of its obligations under this Agreement. This indemnity shall be a continuing obligation of LMM, its successors and assigns, notwithstanding the termination of this Agreement.

      (b) Fund Adviser agrees to indemnify and hold harmless LMM from and against any and all Losses which are sustained or incurred or which may be asserted against LMM by reason of or as a result of Fund Adviser's gross negligence, bad faith, or willful misconduct or its reckless disregard of its obligations under this Agreement, provided that LMM shall not be indemnified for Losses arising out of LMM's gross negligence, bad faith, or willful misconduct or LMM's breach of this Agreement. This indemnity shall be a continuing obligation of Fund Adviser, its successors and assigns, notwithstanding the termination of this Agreement.

      (c) Actions taken or omitted by a party in reliance on oral or written instructions by the other party or upon any information, order, indenture, stock certificate, power of attorney, assignment, affidavit or other instrument reasonably believed by a party to be genuine or bearing the signature of a person or persons reasonably believed to be authorized to sign, countersign or execute the same, or upon the opinion of legal counsel, shall be conclusively presumed to have been taken or omitted in good faith.

      11. Definitions.
          -----------

      As used in this Agreement, the term "net assets" shall have the meaning ascribed to it in the Articles of Incorporation of the Corporation and the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

      12. Effectiveness.
          -------------

      This Agreement will become effective with respect to the Fund on the above written date, provided that it shall have been approved by the Corporation's Board of Directors and by the shareholders of the Fund in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive annual periods ending on the same date of each year, provided that such continuance is specifically approved at least annually (i) by the Corporation's Board of Directors or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Corporation's Directors who are not "interested persons" of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

      13.   Termination.
            -----------

      This Agreement is terminable with respect to the Fund without penalty by the Corporation's Board of Directors, by vote of a majority of the outstanding voting securities of the Fund, or by Fund Adviser, on not less than sixty (60) days' notice to the other party and will be terminated upon the mutual written consent of LMM and Fund Adviser. This Agreement shall terminate automatically in the event of its assignment by Fund Adviser and shall not be assignable by the Corporation without the consent of Fund Adviser. The Agreement shall terminate immediately upon termination of the Management Agreement with respect to the Fund.

      14. Further Actions.
          ---------------

      Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      15. Amendments.
          ----------

      No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

      16. Miscellaneous.
          -------------

      This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      17. Governing Law.
          -------------

      This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.

      IN WITNESS WHEREOF, the parties hereto caused this Agreement to be executed by their officers thereunto duly authorized.

                                    LMM LLC
Attest:
By:  ____________________________   By:  ______________________________________

                                    LEGG MASON FUND ADVISER, INC.
Attest:
By:  ____________________________   By:  ______________________________________